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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 11, 2001


                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                    0-24737             76-0470458
  (State or Other            (Commission File      (IRS Employer
  Jurisdiction of                Number)           Identification
  Incorporation)                                       Number)


                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000


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     The Form 8-K of Crown Castle International Corp. dated April 11, 2001, is hereby amended and restated in its entirety as follows, and the document inadvertently filed as Exhibit 99.1 to such Form 8-K is hereby deleted.

    This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.


Item 5. Other Events

     On April 11, 2001, Crown Castle International Corp. issued a press release, which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release dated April 11, 2001




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                          by /s/ Donald J. Reid
                                             ----------------------------
                                             Name:  Donald J. Reid
                                             Title: Associate General
                                                    Counsel and Secretary

Date: April 11, 2001

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                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release dated April 11, 2001


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